AMENDMENT NO. 1 TO

                                    GUARANTY


                  AMENDMENT NO. 1 TO GUARANTY dated as of June 16, 1997 (the "Amendment"), by MUSICLAND GROUP, INC., a Delaware corporation, as Guarantor, for the benefit of each party to that certain Participation Agreement among KLEINWORT BENSON LIMITED, a corporation organized under the laws of England, as Owner Participant, Lender and Agent; THE LONG-TERM CREDIT BANK OF JAPAN, LTD. CHICAGO BRANCH, CREDIT LYONNAIS NEW YORK BRANCH, as successor to CREDIT LYONNAIS CAYMAN ISLAND BRANCH and THE FUJI BANK, LIMITED, as Lenders; and FLEET NATIONAL BANK, formerly known as SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, individually and as Owner Trustee, and their respective successors and their permitted assigns (collectively, but excluding Musicland Retail, Inc. and its affiliates, the "Beneficiaries").


                              W I T N E S S E T H:


     WHEREAS, Guarantor executed the Guaranty, dated as of March 31, 1994 (the "Guaranty");

                  WHEREAS, Guarantor and the Beneficiaries hereto desire to consummate the transactions contemplated hereby and by the amendments to the other Operative Documents being executed in connection herewith;

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Definitions. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned thereto in the Guaranty for all purposes hereof.

                  Section 2. Amendment to Guaranty. Subject to the terms and conditions set forth in Section 5 of this Amendment, Section 6(a)(i) of the Guaranty is hereby amended by adding the following text after the word "Participants" at the end of such Section:

     "and a "going concern" qualification for the fiscal years ending December 31, 1996 and December 31, 1997;"


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     Section 3.  Ratification.  This Amendment is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Guaranty or any other Operative Document. The undersigned acknowledges receipt of a copy of that certain Amendment No.1 and Waiver to Participation Agreement, that certain Amendment No. 1 to Lease Agreement and that certain Amendment No. 1 to Loan Agreement (the "Amendments") , each of even date hereof and consents to the terms of the Amendments. Each of the Operative Documents, as modified and amended by the Amendments, and the Guaranty, as modified and amended by this Amendment, are hereby ratified and confirmed in all respects.

     Section 4. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by certified or registered mail, by nationally recognized courier service or by hand, or by facsimile communication followed by such courier service delivery and any such notice shall become effective when received or when delivery is refused, and shall be directed to the Address of such Person. From time to time any party may designate a new Address for purposes of notice hereunder by notice to each of the other parties hereto.

     Section 5. Effective Date. This Amendment shall become effective on the Effective Date, as such term is defined in that certain Amendment No. 1 and Waiver to Participation Agreement, dated as of June 16, 1997:

     Section 6. Representations and Warranties. The Guarantor represents and warrants to each of the other parties hereto that:

         (a) The execution, delivery and performance by Guarantor of this Amendment and those transactions and documents contemplated hereby to which Guarantor is a party have been duly authorized by all necessary corporate action and each constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors, rights generally and
         (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (b) Except as disclosed in MSC,s Form 10-K for the year ended December 31, 1996 or in MSC's Form 10-Q for the quarter ended March 31, 1997, each of Guarantor's representations and warranties contained in the Operative Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

                                       (2)

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         (c) Neither the execution,  delivery and  performance of this Amendment nor the consummation of the transactions and documents contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Guarantor's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof;

     (d) Since the Closing Date, no provisions of Guarantor's certificate or articles of incorporation or by-laws have been amended or changed; and

     (e) After giving effect to this Amendment, no Lease Default or Lease Event of Default has occurred and is continuing.

                  Section 7. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 8. Headings, etc. The headings of the various Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                  Section 9. Parties in Interest. Except as expressly provided herein, none of the provisions of this Amendment are intended for the benefit of any Person except the parties hereto, their successor and permitted assigns.

     Section 10. Governing Law; Jurisdiction; Waivers. The terms and provisions of Sections 8(e) and 8(f) of the Guaranty are incorporated herein by reference as though fully set forth herein.

                  Section 11. Guaranty. From and after the date hereof, all references in the Guaranty and each of the other Operative Documents shall be deemed to be references to the Guaranty after giving effect to this Amendment.

                            [signature page follows]




                                       (3)


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                                    IN WITNESS WHEREOF, the Guarantor has caused
                  this Amendment to be duly executed by its officer thereunto duly authorized as of the day and year first above written.



                                             THE MUSICLAND GROUP, INC.


                                             By:    Jack W. Eugster
                                             Title: Chairman, President & CEO